UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2017 (May 25, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Arconic Inc. (“Arconic” or the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on June 1, 2017 (the “Original Report”) to announce the preliminary results of the Company’s annual meeting of shareholders held on May 25, 2017 (the “Annual Meeting”). This Amendment is being filed to disclose (i) the final voting results received on June 22, 2017 from IVS Associates, Inc. (“IVS”), the independent Judge of Election for the Annual Meeting, (ii) the Arconic Board of Directors’ determination with respect to the frequency of advisory shareholder votes on executive compensation and (iii) certain related matters.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of shareholders was held on May 25, 2017.

(b) Set forth below are the final results for each of the matters submitted to a vote of the shareholders. As of the close of business on March 1, 2017, the record date for the Annual Meeting, there were 440,644,293 shares of common stock outstanding and entitled to vote. Of this amount, there were 317,821,857 shares of common stock represented in person or by proxy at the Annual Meeting.

As more fully described in the Company’s proxy statement, the vote required for approval or election was as follows: the five director nominees receiving the highest number of votes cast were elected (Item 1); approval of Items 2 and 9 required the favorable vote of a majority of the votes cast; Items 3 and 4 were non-binding, advisory votes requiring further action by the Company to implement any changes (the Company has a practice of implementing changes supported by a majority of its shareholders); and approval of Items 5, 6, 7 and 8 required the favorable vote of the holders of 80% of the shares of common stock outstanding and entitled to vote as provided in Articles SEVENTH and EIGHTH of Arconic’s Articles of Incorporation.

The final tabulation from IVS of voting results for the election of directors and other proposals are set forth below.

Item 1. The Company’s shareholders elected the following nominees to the Arconic Board of Directors, each for a three-year term: Christopher L. Ayers, Elmer L. Doty, David P. Hess, Patrice E. Merrin and Ulrich R. Schmidt.

Arconic Board of Directors’ Nominees

Nominee	For	Withhold
David P. Hess	184,265,461	2,363,712
Ulrich R. Schmidt	315,315,207	2,506,650

Elliott Management Corporation’s Nominees

Nominee	For	Withhold
Christopher L. Ayers	182,326,253	962,552
Elmer L. Doty	182,362,021	926,784
Patrice E. Merrin	151,041,869	32,246,936

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Arconic’s independent registered public accounting firm for 2017 was approved based upon the following votes:

For	Against	Abstain
311,363,096	4,601,710	1,857,051

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstain
284,575,574	21,145,327	8,891,245

Item 4. The advisory vote on the frequency of future advisory votes on executive compensation received the following votes, with the “one year” frequency receiving the highest number of votes:

One Year	Two Years	Three Years	Abstain
284,718,544	4,611,966	24,787,515	3,703,832

See Item 5.07(d) below.

Item 5. The proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation regarding amending Article SEVENTH (fair price protection) did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain
308,843,140	4,487,257	4,491,460

Item 6. The proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation regarding amending Article EIGHTH (director elections) did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain
308,753,698	4,612,880	4,455,279

Item 7. The proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation relating to the removal of directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain
309,025,025	4,463,035	4,333,797

Item 8. The proposal to approve an amendment of the Articles of Incorporation to eliminate the classification of the Board of Directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain
308,682,002	4,615,218	4,524,637

Item 9. The shareholder proposal (simple majority vote) was approved based upon the following votes:

For	Against	Abstain
308,390,298	4,695,155	4,736,404

(d) Based on the voting results on Item 4, the Arconic Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Item 8.01.	Other Events.

Grantor Trust

As previously disclosed, Arconic maintains a grantor trust relating to certain of the Company’s nonqualified deferred compensation and retirement benefit plans, which was established pursuant to a trust agreement entered into by the Company in 1993 and amended and restated in 2007. In light of the outcome of the election of directors at the Annual Meeting, the Company did not deliver a notice of the occurrence of a change in control to the trustee of the grantor trust following the certification of the voting results.

Advance Notice Deadlines for Shareholder Proposals

As previously disclosed, Arconic postponed the Annual Meeting from May 10, 2017 to May 25, 2017. In light of this postponement, for any proposal that is not submitted for inclusion in the Company’s 2018 proxy statement, but is instead sought to be presented directly at the 2018 annual meeting of shareholders, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s By-Laws, must be received in writing at the Company’s principal executive offices, as otherwise described in the Company’s proxy statement for the Annual Meeting, by February 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: June 23, 2017	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary